As filed with the Securities and Exchange Commission on August 31, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 – June 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

ACUITAS
FUNDS

ACUITAS INTERNATIONAL SMALL CAP FUND

ACUITAS US MICROCAP FUND

ANNUAL REPORT

JUNE 30, 2017

TABLE OF CONTENTS

ACUITAS INTERNATIONAL SMALL CAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Dear Shareholders:
As of June 30, 2017, The Acuitas International Small Cap Fund's (the "Fund") net asset value was $10.11 per share with total net assets at $46.3 million. Calendar year-to-date, the Fund has returned 10.86%, compared to 15.23% for the Russell Global ex-US Small Cap Index (the "Index"). This represents 437 basis points of underperformance vs. the Index so far in 2017. Since the July 18, 2014 inception, the Fund has returned an annualized 2.19% underperforming the annualized Index return of 3.57% by 138 basis points over the same time period. While this underperformance relative to the Index has been disappointing, we remain positive about the long term prospects for the Fund.

The Acuitas International Small Cap Fund uses a multi-manager structure to invest in publicly traded international small cap companies. We tend to think of small caps as stocks with market caps of $4 billion or less. The Fund invests in equity securities and does not use derivative instruments.

Over the trailing year, International Small Cap stocks have slightly underperformed U.S. Small Cap stocks. That said, there have been pockets of strong performance in global stocks, such as Europe. On March 29, British Prime Minister Theresa May triggered Article 50, the next step in the long BREXIT process. Currently, the U.K. is on pace to formally end its membership in the European Union in early 2019. Additionally, the Eurozone reached the European Central Bank's (ECB) 2% inflation target earlier this year, which is a positive sign for the economy. Within France, Marine Le Pen was defeated and equity markets responded positively to this development, as did the Euro. India was another strong point in International Small Cap. Japan has also fared well. In February, the Reserve Bank of India (RBI) forecasted strong domestic growth and left interest rates unchanged, which came as a surprise to investors who were expecting a rate cut. The other major catalyst for the market rally was Prime Minister Modi's BJP party's great showing in state elections, which is expected to provide an easier path for him to implement reforms moving forward. Japan is seeing signs of growth in GDP and industrial output along with a strong labor market, as unemployment has fallen to the lowest level in decades.

From a sector standpoint, the biggest contributors to the Fund over the last 12 months were producer durables, technology, and financial services. Strong stock selection was the main driver of outperformance in these sectors, while overweights to both producer durables and technology added to excess returns. Among the negative contributors, stock misses within energy, consumer discretionary, and consumer staples were the most impactful to the Fund's performance relative to the Russell Global ex-U.S. Small Cap Index. In addition, the overweights to energy and consumer discretionary also detracted from performance relative to the Index.

A few of the leaders for the Fund were:
•
BE Semiconductor Industries NV – BE Semiconductor is a manufacturer of semiconductor assembly equipment based in the Netherlands. The stock posted strong earnings and had a total return of 103% for the Fund over the trailing year, adding 133 basis points to the overall Fund's returns.

•
King's Town Bank Co., Ltd. – King's Town is a Taiwanese bank that was founded in 1948. After a large spike in the third quarter of 2016, the stock performed consistently well and had a total return of 64% over the trailing year for the Fund. Overall the stock added 63 basis points to the Fund's total return.

•
Makino Milling Machine Co., Ltd. – Based in Tokyo, Makino Milling manufactures, sales, and services a variety of machine tools. While underperforming so far in 2017, the stock had a fantastic second half of 2016 and returned a total of 67% for the Fund, adding 62 basis points to the Fund's returns.

A few of the laggards for the Fund were:
•
Adastria Co. – Adastria is a Tokyo based producer and retailer of clothes. The stock's performance was quite volatile and finished the trailing year down -44% for the Fund, detracting -66 basis points from returns.

•
Cardinal Energy, Ltd. – Cardinal Energy is a Canadian oil and natural gas E&P (exploration and production) company. Dragged down by declining prices in both commodities, the stock fell -49% for the Fund and also

2

ACUITAS INTERNATIONAL SMALL CAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

detracted -66 basis points from total returns.
•
TORC Oil & Gas, Ltd. – Similar to Cardinal, TORC is also a Canadian oil and natural gas E&P company. While faring slightly better in the face of the declining commodity prices, the stock declined -36% for the Fund, ultimately detracting 45 basis points from total returns.

See the Schedule of Investments for more information.
As of June 30, 2017, the Fund's sector allocation, as a percentage of common stock, was:
	Acuitas International Small Cap Fund	Russell Global ex-US Small Cap Index
Producer Durables	25.7%	17.8%
Consumer Discretionary	18.9%	15.8%
Financial Services	16.8%	21.3%
Technology	12.4%	11.1%
Consumer Staples	9.3%	6.9%
Materials & Processing	7.1%	13.8%
Energy	5.6%	3.9%
Health Care	2.9%	6.4%
Utilities	1.3%	3.0%

As of June 30, 2017, the Fund's top ten countries, as a percentage of common stock, were:
	Acuitas International Small Cap Fund	Russell Global ex-US Small Cap Index
Japan	26.7%	22.5%
United Kingdom	15.1%	9.1%
Canada	7.5%	6.7%
Germany	6.2%	2.5%
Taiwan	5.7%	6.4%
South Korea	4.6%	4.9%
Italy	3.4%	1.3%
Netherlands	3.3%	1.3%
Switzerland	3.1%	2.4%
Australia	2.7%	5.1%

As of June 30, 2017, the 10 largest positions in the Fund, as a percentage of common stock, were:
Name	Weight
BE Semiconductor Industries NV	2.4%
Pagegroup PLC	1.8%
Miraca Holdings, Inc.	1.8%
Kanamoto Co., Ltd.	1.7%
Round One Corp.	1.6%
Shinmaywa Industries, Ltd.	1.5%
TORC Oil & Gas, Ltd.	1.3%
Cairo Communication SpA	1.3%
Cardinal Energy, Ltd.	1.2%
Whitecap Resources, Inc.	1.2%

Positive signs for European economic expansion and more reasonable valuations are encouraging for non-US markets. The Eurozone just posted its best period of economic growth in over six years and we continue to see positive signals from emerging market economies. Japan also showed signs of continued economic recovery as unemployment fell to levels not seen since the 1970s. Government policies meant to stimulate economic growth are contributing to the recovery of emerging markets from a period of stagnation. While falling oil prices represent a risk to exporters, we continue to see opportunity in non-US stocks. From a political perspective, some of the bold campaign promises to tear up trade deals have yet to materialize and are now being discounted by the market as unlikely. In general, valuations are more attractive in non-US stocks and economic improvement is more broad-based. A key driver has been the more accommodating stance of non-US central banks, although improving economic data in areas such as Europe and Japan are encouraging. On a final note, we

3

ACUITAS INTERNATIONAL SMALL CAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

believe the environment for stock pickers is improved as there has been less risk on/risk off behavior than there has been for the last decade. This leads to lower correlations between assets and we believe a greater opportunity for investment managers to outperform. We look forward to the days ahead and remain optimistic about our prospects in this environment.

We thank you for your continued support.
Best Regards,
Christopher Tessin

IMPORTANT RISKS AND DISCLOSURE:
Equity stocks of small-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this report were those of the Fund managers as of June 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.
4

ACUITAS INTERNATIONAL SMALL CAP FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2017
The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Acuitas International Small Cap Fund (the "Fund") compared with the performance of the benchmark, Russell Global ex-US Small Cap Index ("Russell Global ex-US"), since inception. The Russell Global ex-US is an unmanaged index that measures the performance of the small cap segment of the global equity market, excluding companies assigned to the US. The total return of the Russell Global ex-US includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Global ex-US does not include expenses. The Fund is professionally managed, while the Russell Global ex-US is unmanaged and is not available for investment.
Comparison of Change in Value of a $100,000 Investment
Acuitas International Small Cap Fund vs. Russell Global ex-US Small Cap Index

Average Annual Total Returns Periods Ended June 30, 2017	One Year	Since Inception (July 18, 2014)
Acuitas International Small Cap Fund	17.57%	2.19%
Russell Global ex-US Small Cap Index	20.01%	3.57%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 805-5628. Shares redeemed within 60 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional and Investor Shares are 2.16% and 2.41%, respectively. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% and 1.75% for Institutional and Investor Shares, respectively, through November 1, 2017. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Board and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of a class to exceed the (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
5

ACUITAS INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value
Equity Securities - 97.1%
Common Stock - 95.7%
Australia - 2.6%
34,058	GrainCorp, Ltd., Class A	$247,896
836,710	Metals X, Ltd. (a)	430,874
69,644	Tassal Group, Ltd.	203,943
89,070	The Star Entertainment Group, Ltd.	345,719
		1,228,432
Austria - 1.8%
9,049	BUWOG AG (a)	259,985
5,191	Oesterreichische Post AG	225,506
7,281	Palfinger AG	339,292
		824,783
Belgium - 0.7%
30,277	AGFA-Gevaert NV (a)	147,315
975	Barco NV	100,123
572	Cie d'Entreprises CFE	81,076
		328,514
Brazil - 0.9%
9,592	Cia de Saneamento de Minas Gerais-COPASA (a)	116,827
13,507	Cia Hering	80,523
79,500	Movida Participacoes SA (a)	240,931
		438,281
Canada - 7.3%
152,550	Cardinal Energy, Ltd.	567,004
70,700	DHX Media, Ltd., Class B	312,938
95,702	Gran Tierra Energy, Inc. (a)	212,540
80,070	Granite Oil Corp.	285,876
117,420	Nevsun Resources, Ltd.	283,409
180,230	Surge Energy, Inc.	290,470
154,760	TORC Oil & Gas, Ltd.	605,053
147,170	Western Forest Products, Inc.	265,560
77,830	Whitecap Resources, Inc.	555,757
		3,378,607
China - 0.5%
324,941	China Lesso Group Holdings, Ltd.	249,716
Denmark - 1.5%
4,270	Jyske Bank A/S	247,266
12,425	Matas A/S	196,575
15,728	Scandinavian Tobacco Group A/S (b)	256,080
		699,921
Finland - 0.9%
25,138	Metsa Board OYJ	182,461
12,673	Valmet OYJ	246,210
		428,671
France - 0.3%
8,470	Derichebourg SA	71,587
3,046	Metropole Television SA	70,902
		142,489
Germany - 5.8%
49,076	ADVA Optical Networking SE (a)	506,095
4,458	Bilfinger SE	174,645
1,671	Cewe Stiftung & Co. KGAA	140,907
39,857	Deutz AG	336,094
2,320	Duerr AG	275,710
13,498	ElringKlinger AG	258,693
4,114	Jenoptik AG	107,908
3,518	Rheinmetall AG	333,983
9,651	RHOEN-KLINIKUM AG	281,855
Shares	Security Description	Value
15,502	SAF-Holland SA	$265,584
		2,681,474
Hong Kong - 1.3%
2,000	Kingboard Chemical Holdings, Ltd.	7,967
84,000	Melco International Development, Ltd.	224,862
427,680	Skyworth Digital Holdings, Ltd.	265,675
23,200	Television Broadcasts, Ltd.	87,363
		585,867
Indonesia - 0.5%
12,011,500	Panin Financial Tbk PT (a)	210,894
Ireland - 0.9%
13,319	Smurfit Kappa Group PLC	414,611
Italy - 3.3%
12,520	Banca Generali SpA	372,651
65,992	Beni Stabili SpA SIIQ REIT	47,636
2,620	Biesse SpA	93,902
135,490	Cairo Communication SpA	593,620
28,766	Maire Tecnimont SpA	133,654
8,716	Sogefi SpA (a)	46,629
28,440	Zignago Vetro SpA	238,911
		1,527,003
Japan - 26.1%
8,400	Alps Electric Co., Ltd.	241,974
13,900	Arcs Co., Ltd.	300,430
8,600	Avex Group Holdings, Inc.	115,074
12,800	BML, Inc.	248,660
2,700	Canon Marketing Japan, Inc.	61,358
92,000	Clarion Co., Ltd.	349,269
6,950	DIC Corp.	249,329
11,400	Doutor Nichires Holdings Co., Ltd.	241,835
11,200	FCC Co., Ltd.	225,245
43,200	FIDEA Holdings Co., Ltd.	71,824
4,000	Hogy Medical Co., Ltd.	266,370
12,000	Icom, Inc.	268,753
1,700	J-Oil Mills, Inc.	60,382
5,200	Kaga Electronics Co., Ltd.	106,427
22,900	Kanamoto Co., Ltd.	759,431
4,200	Kato Sangyo Co., Ltd.	112,585
3,000	Kohnan Shoji Co., Ltd.	55,826
39,200	Makino Milling Machine Co., Ltd.	323,080
30,000	Marudai Food Co., Ltd.	140,298
18,600	Miraca Holdings, Inc.	835,119
201,300	Monex Group, Inc.	531,550
10,100	NEC Networks & System Integration Corp.	219,106
18,000	Nippon Kayaku Co., Ltd.	254,457
4,500	Nishio Rent All Co., Ltd.	143,232
83,800	NTN Corp.	385,938
20,000	Osaki Electric Co., Ltd.	149,367
19,000	Pacific Industrial Co., Ltd.	246,295
4,300	Plenus Co., Ltd.	90,721
80,000	Round One Corp.	756,790
7,300	Saizeriya Co., Ltd.	212,234
30,800	Seino Holdings Co., Ltd.	408,841
83,000	Shinmaywa Industries, Ltd.	699,569
113,000	Shinsei Bank, Ltd.	196,915
9,300	Ship Healthcare Holdings, Inc.	288,984
62,900	SKY Perfect JSAT Holdings, Inc.	270,111
5,770	Star Micronics Co., Ltd.	93,161
3,500	Studio Alice Co., Ltd.	71,291
50,100	Takara Leben Co., Ltd.	224,498
25,000	Takuma Co., Ltd.	250,722
4,890	TechnoPro Holdings, Inc.	196,513

See Notes to Financial Statements.	6

ACUITAS INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description		Value
14,700	TOMONY Holdings, Inc.		$71,491
23,700	Toppan Forms Co., Ltd.		244,428
65,000	Toshiba TEC Corp.		335,763
14,700	United Arrows, Ltd.		476,386
4,200	Xebio Holdings Co., Ltd.		74,011
5,000	Yuasa Trading Co., Ltd.		151,589
			12,077,232
Malta - 0.2%
9,729	Kindred Group PLC, SDR		110,054
Mexico - 1.5%
171,400	Concentradora Hipotecaria SAPI de CV REIT		214,288
96,900	Grupo Comercial Chedraui SA de CV		198,619
141,030	PLA Administradora Industrial S de RL de CV REIT (a)		259,622
			672,529
Netherlands - 3.2%
21,096	BE Semiconductor Industries NV		1,126,431
17,337	Intertrust NV (b)		351,575
			1,478,006
Norway - 1.3%
6,661	Aker ASA, Class A		218,609
37,832	Austevoll Seafood ASA		321,734
9,445	Grieg Seafood ASA		65,842
			606,185
Panama - 1.0%
16,936	Banco Latinoamericano de Comerico Exterior SA, Class E		463,708
Philippines - 1.1%
7,563,100	Filinvest Land, Inc.		250,305
137,640	Metropolitan Bank & Trust Co.		238,674
			488,979
Portugal - 0.9%
69,920	NOS SGPS SA		424,371
Singapore - 0.9%
283,746	Symphony International Holdings, Ltd.		238,701
20,600	Venture Corp., Ltd.		180,302
			419,003
South Africa - 0.5%
524,255	PPC, Ltd.		211,986
South Korea - 4.5%
1,790	CJ O Shopping Co., Ltd.		299,598
44,091	Daewoo Engineering & Construction Co., Ltd. (a)		292,103
47,720	DGB Financial Group, Inc.		492,152
13,907	Hankook Tire Worldwide Co., Ltd.		264,976
28,576	Jusung Engineering Co., Ltd. (a)		339,670
2,757	LG International Corp.		74,820
5,123	LS Corp.		326,414
			2,089,733
Spain - 0.9%
10,336	Ebro Foods SA		236,105
150,910	Unicaja Banco SA (a)		201,664
			437,769
Sweden - 1.2%
60,751	Cloetta AB, Class B		250,224
2,852	NCC AB, Class B		80,333
17,966	Peab AB		217,945
			548,502
Shares	Security Description		Value
Switzerland - 3.0%
7,258	Aryzta AG (a)		$238,653
1,432	Bobst Group SA		137,839
38	Forbo Holding AG		62,257
26	Inficon Holding AG		12,811
1,097	Kardex AG (a)		126,071
41,962	OC Oerlikon Corp. AG (a)		551,383
2,460	Valiant Holding AG		282,968
			1,411,982
Taiwan - 5.6%
69,357	Chicony Electronics Co., Ltd.		175,786
288,543	China Life Insurance Co., Ltd.		287,405
13,406	ChipMOS TECHNOLOGIES, INC., ADR		265,037
63,593	FLEXium Interconnect, Inc.		239,362
33,000	Global Unichip Corp.		139,941
533,328	King's Town Bank Co., Ltd.		550,510
15,000	Merry Electronics Co., Ltd.		93,195
68,000	Realtek Semiconductor Corp.		244,773
36,000	Taiwan FU Hsing Industrial Co., Ltd.		49,941
236,000	Teco Electric and Machinery Co., Ltd.		226,923
299,000	Wistron Corp.		304,209
			2,577,082
United Arab Emirates - 0.8%
490,040	Gulf Marine Services PLC		351,039
United Kingdom - 14.7%
37,920	Arrow Global Group PLC		200,149
259,200	Blancco Technology Group PLC		508,080
22,522	Bovis Homes Group PLC		280,284
44,640	Brewin Dolphin Holdings PLC		199,250
95,285	Cambian Group PLC (a)		206,633
6,931	Dialog Semiconductor PLC (a)		295,909
45,139	Electrocomponents PLC		339,226
39,951	Fenner PLC		148,948
137,130	Hays PLC		296,484
36,707	JD Sports Fashion PLC		167,332
19,419	Kennedy Wilson Europe Real Estate PLC		280,744
148,904	Lookers PLC		222,546
136,009	Pagegroup PLC		842,855
29,030	Playtech PLC		359,574
154,448	QinetiQ Group PLC		543,536
17,346	Redde PLC		36,600
49,352	Safestore Holdings PLC REIT		270,870
16,410	Secure Trust Bank PLC		424,792
10,100	Travis Perkins PLC		191,402
51,748	Tyman PLC		238,930
64,327	Virgin Money Holdings UK PLC		223,700
24,560	WH Smith PLC		548,597
			6,826,441
Total Common Stock (Cost $39,986,615)			44,333,864
Shares	Security Description	Rate	Value
Preferred Stock - 1.4%
Brazil - 1.2%
10,676	Banco ABC Brasil SA	0.54%	53,849
149,592	Cia de Saneamento do Parana	0.01	490,377
			544,226
Germany - 0.2%
3,029	Jungheinrich AG	0.44	110,723
Total Preferred Stock (Cost $668,114)			654,949
Total Equity Securities (Cost $40,654,729)			44,988,813

See Notes to Financial Statements.	7

ACUITAS INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value
Investment Companies - 0.5%
554,900	Digital Telecommunications Infrastructure Fund (Cost $192,293)	$233,591
Money Market Fund - 1.6%
769,574	BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares, 0.86% (c) (Cost $769,574)	769,574
Total Investments - 99.2% (Cost $41,616,596)*		$45,991,978
Other Assets & Liabilities, Net – 0.8%		348,200
Net Assets – 100.0%		$46,340,178

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $607,655 or 1.3% of net assets.
(c)	Variable rate security. Rate presented is as of June 30, 2017.

*  Cost for federal income tax purposes is $43,179,793 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,615,710
Gross Unrealized Depreciation	(1,803,525)
Net Unrealized Appreciation	$2,812,185

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$1,228,432	$-	$-	$1,228,432
Austria	824,783	-	-	824,783
Belgium	328,514	-	-	328,514
Brazil	438,281	-	-	438,281
Canada	3,378,607	-	-	3,378,607
China	249,716	-	-	249,716
Denmark	699,921	-	-	699,921
Finland	428,671	-	-	428,671
France	142,489	-	-	142,489
Germany	2,681,474	-	-	2,681,474
Hong Kong	585,867	-	-	585,867
Indonesia	210,894	-	-	210,894
Ireland	414,611	-	-	414,611
Italy	1,527,003	-	-	1,527,003
Japan	12,077,232	-	-	12,077,232
Malta	110,054	-	-	110,054
Mexico	672,529	-	-	672,529
Netherlands	1,478,006	-	-	1,478,006
Norway	606,185	-	-	606,185
Panama	463,708	-	-	463,708
Philippines	488,979	-	-	488,979
Portugal	424,371	-	-	424,371
Singapore	419,003	-	-	419,003
South Africa	211,986	-	-	211,986
South Korea	2,089,733	-	-	2,089,733
Spain	437,769	-	-	437,769
Sweden	548,502	-	-	548,502
Switzerland	1,411,982	-	-	1,411,982
Taiwan	2,577,082	-	-	2,577,082
United Arab Emirates	351,039	-	-	351,039
United Kingdom	6,826,441	-	-	6,826,441
Preferred Stock
Brazil	544,226	-	-	544,226
Germany	110,723	-	-	110,723
Investment Companies	233,591	-	-	233,591
Money Market Fund	-	769,574	-	769,574
Total Investments At Value	$45,222,404	$769,574	$-	$45,991,978

See Notes to Financial Statements.	8

ACUITAS INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock

Balance as of June 30, 2016	$23,316
Tender Offer	(21,131)
Sales	(1,368)
Realized Gain / (Loss)	1,439
Change in Unrealized Appreciation/ (Depreciation)	(2,256)
Balance as of June 30, 2017	$-
Net change in unrealized appreciation (depreciation) from investments held as of June 30, 2017	$-

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended June 30, 2017.

PORTFOLIO HOLDINGS
% of Total Investments
Australia	2.7%
Austria	1.8%
Belgium	0.7%
Brazil	1.0%
Canada	7.3%
China	0.5%
Denmark	1.5%
Finland	0.9%
France	0.3%
Germany	5.8%
Hong Kong	1.3%
Indonesia	0.5%
Ireland	0.9%
Italy	3.3%
Japan	26.3%
Malta	0.2%
Mexico	1.5%
Netherlands	3.2%
Norway	1.3%
Panama	1.0%
Philippines	1.1%
Portugal	0.9%
Singapore	0.9%
South Africa	0.5%
South Korea	4.5%
Spain	1.0%
Sweden	1.2%
Switzerland	3.1%
Taiwan	5.6%
United Arab Emirates	0.8%
United Kingdom	14.8%
Preferred Stock	1.4%
Investment Companies	0.5%
Money Market Fund	1.7%
100.0%

See Notes to Financial Statements.	9

ACUITAS INTERNATIONAL SMALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
. Total investments, at value (Cost $41,616,596)	$45,991,978
Foreign currency (Cost $68,391)	69,778
Receivables:
Fund shares sold	13,878
Investment securities sold	1,422,240
Dividends	145,543
Prepaid expenses	16,737
Total Assets	47,660,154

LIABILITIES
Payables:
Investment securities purchased	1,212,544
Fund shares redeemed	2,500
Foreign capital gains tax payable	4,394
Accrued Liabilities:
Investment adviser fees	44,288
Trustees' fees and expenses	135
Fund services fees	9,384
Other expenses	46,731
Total Liabilities	1,319,976

NET ASSETS	$46,340,178

COMPONENTS OF NET ASSETS
Paid-in capital	$44,996,467
Undistributed net investment income	150,239
Accumulated net realized loss	(3,181,225)
Net unrealized appreciation	4,374,697
NET ASSETS	$46,340,178
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,584,587
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.11
*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	10

ACUITAS INTERNATIONAL SMALL CAP FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $156,858) .	$1,065,960
Total Investment Income	1,065,960
Adviser
EXPENSES
Investment adviser fees	530,627
Fund services fees	150,075
Shareholder service fees	43,505
Custodian fees	67,493
Registration fees	17,389
Professional fees	41,949
Trustees' fees and expenses	4,092
Other expenses	47,220
Total Expenses	902,350
Fees waived and expenses reimbursed	(239,010)
Net Expenses	663,340

NET INVESTMENT INCOME	402,620

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,338,793
Foreign currency transactions	(53,865)
Net realized gain	1,284,928
Net change in unrealized appreciation (depreciation) on:
Investments	5,521,386
Deferred foreign capital gains taxes	1,927
Foreign currency translations	5,111
Net change in unrealized appreciation (depreciation)	5,528,424
NET REALIZED AND UNREALIZED GAIN	6,813,352
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,215,972

See Notes to Financial Statements.	11

ACUITAS INTERNATIONAL SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2017	#	42916 #	#	42551
		For the Year Ended June 30, 2017		For the Year Ended June 30, 2016
OPERATIONS
Net investment income		$402,620		$597,994
Net realized gain (loss)		1,284,928		(2,008,874)
Net change in unrealized appreciation (depreciation)		5,528,424		(1,939,827)
Increase (Decrease) in Net Assets Resulting from Operations		7,215,972		(3,350,707)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(871,425)		(1,348,810)

CAPITAL SHARE TRANSACTIONS
Sale of shares		4,877,347		6,334,372
Reinvestment of distributions		866,120		1,348,810
Redemption of shares		(8,423,154)		(6,962,643)
Redemption fees		851		308
Increase (Decrease) in Net Assets from Capital Share Transactions		(2,678,836)		720,847
Increase (Decrease) in Net Assets		3,665,711		(3,978,670)

NET ASSETS
Beginning of Year		42,674,467		46,653,137
End of Year (Including line (a))		$46,340,178		$42,674,467

SHARE TRANSACTIONS
Sale of shares		512,174		707,267
Reinvestment of distributions		95,178		149,701
Redemption of shares		(882,465)		(763,690)
Increase (Decrease) in Shares		(275,113)		93,278

(a) Undistributed net investment income		$150,239		$360,373

See Notes to Financial Statements.	12

ACUITAS INTERNATIONAL SMALL CAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	July 18, 2014 (a) through June 30, 2015
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$8.78	$9.79	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.09	0.12	0.08
Net realized and unrealized gain (loss)	1.43	(0.85)	(0.27)
Total from Investment Operations	1.52	(0.73)	(0.19)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)	(0.28)	(0.02)
REDEMPTION FEES (b)	— (c)	— (c)	—	(c)
NET ASSET VALUE, End of Period	$10.11	$8.78	$9.79
TOTAL RETURN	17.57%	(7.57)%	(1.91	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$46,340	$42,674	$46,653
Ratios to Average Net Assets:
Net investment income	0.91%	1.35%	0.91	%(e)
Net expenses	1.50%	1.50%	1.50	%(e)
Gross expenses (f)	2.04%	2.15%	2.40	%(e)
PORTFOLIO TURNOVER RATE	105%	104%	112	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

ACUITAS US MICROCAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Dear Shareholders:
As of June 30, 2017, The Acuitas US Microcap Fund's (the "Fund") net asset value was $12.57 per share with total net assets at $87.7 million. Calendar year-to-date, the Fund returned 1.13%, compared to 4.23% for the Russell Microcap Index (the "Index"). This represents 310 basis points of underperformance vs. the Index so far in 2017. Since the July 18, 2014 inception, the Fund has returned an annualized 9.82%, outperforming the annualized Index return of 8.37% by 145 basis points over the same time period.
The Acuitas US Microcap Fund uses a multi-manager structure to invest in publicly traded domestic microcap companies. We tend to think of microcaps as stocks with market caps of $1 billion or less. The Fund invests in equity securities and does not use derivative instruments.
In June, the Russell Indexes went through their annual reconstitution process. The most obvious effect for Microcap is the decrease in market cap, as the largest names were graduated into the Small Cap Russell 2000 Index. The weighted average market cap at quarter end for the Microcap Index was right around $500 mm, which represents a meaningful decline from before reconstitution.
Economic data has been a bit mixed lately, led by the announcement of first quarter GDP. The US economy grew at its weakest pace in three years from January through March, as consumer spending barely increased and businesses failed to build inventories. Offsetting the slow growth was a tight labor market and consumer confidence that remains high. The unemployment rate within the U.S. fell to a 16-year low of 4.3% during the second quarter. It will be important to monitor wage pressures from these low levels of unemployment. Investors will also need to keep an eye on inflation levels, as The Federal Reserve reiterated their intention to remain active. While it is clear that the labor market in the U.S. is tight, the bigger concern is GDP and the U.S. economy which remains in a relatively low growth phase. Political setbacks around the effort to replace the Affordable Care Act have taken center stage of late and stocks briefly plunged when it emerged that the president had asked FBI Director James Comey to end his investigation into the Trump campaign's ties to Russia. While stocks rebounded quickly, investors were clearly unsure if the President would be able to keep his promise of sweeping reforms.
From a sector standpoint, the biggest contributors to the Fund over the last 12 months were health care, materials & processing and energy. The driver of the excess returns in these sectors was strong stock selection, as sector allocations to these three actually detracted from relative returns. Among the negative contributors, stock misses within consumer discretionary and financial services detracted from the Fund's relative performance versus the Index. In addition, the Fund's underweight to financial services once again proved to be a performance drag over the last 12 months.
A few of the leaders for the Fund were:
•
Addus HomeCare Corp. – Addus is a provider of personal care and assistance with daily living activities for adults. Last year the stock was a detractor from Fund performance, however the stock bounced back over the past year and posted strong earnings each quarter. Overall, Addus gained 113%, adding 224 basis points to the Fund's returns.

•
Chase Corp. – Chase Corporation is a specialty manufacturer of protective materials used in construction, such as pipe coating tape, waterproofing materials, and valve protectants. The company beat earnings estimates in all four quarters during the year and had a total return of nearly 83%. Overall the stock added 118 basis points to the Fund's returns.

•
America's Car-Mart, Inc. – America's Car-Mart is an automotive retailer specializing in integrating auto sales and financing in the used car market. The stock was a meaningful weight within the Fund and advanced nearly 38%, contributing 106 basis points to the Fund's returns.

A few of the laggards for the Fund were:
•	MDC Partners, Inc. – MDC Partners is an advertising and marketing provider that struggled during the year,

14

ACUITAS US MICROCAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

particularly in the second half of 2016. For the year, the stock's total return for the Fund was -64% and detracted -101 basis points from the Fund's returns.
•
Sequential Brands Group – Sequential Brands is involved in promotion, marketing, and licensing of consumer companies such as Martha Stewart, AND1, and Jessica Simpson. The stock fell -52% and detracted -47 basis points from the Fund's returns.

•
TravelCenters of America LLC – TravelCenters is an operator and franchiser of travel centers that sell gasoline, offer truck repair/maintenance services, and food/beverage items. The company posted a few disappointing quarters to start 2017 and ultimately declined -50% over the trailing one-year time period, detracting -34 basis points from the Fund's returns.

See the Schedule of Investments for more information.
As of June 30, 2017, the Fund's sector allocation, as a percentage of common stock, was:
	Acuitas US Microcap Fund	Russell Microcap®Index
Health Care	21.3%	20.7%
Producer Durables	18.0%	11.2%
Financial Services	18.0%	29.7%
Consumer Discretionary	15.9%	12.3%
Technology	13.5%	12.0%
Materials & Processing	6.1%	4.8%
Energy	4.7%	5.0%
Consumer Staples	1.5%	2.2%
Utilities	1.0%	2.1%

As of June 30, 2017, the 10 largest positions in the Fund, as a percentage of common stock, were:

Name	Weight
Addus HomeCare Corp.	3.3%
Atlas Financial Holdings, Inc.	2.7%
America's Car-Mart, Inc.	2.7%
UFP Technologies, Inc.	2.6%
Utah Medical Products, Inc.	2.4%
Transcat, Inc.	2.3%
Winmark Corp.	2.3%
Graham Corp.	2.2%
Natural Gas Services Group, Inc.	1.6%
Chase Corp.	1.6%

Rising interest rates are one potential threat to the meteoric rise of the market. Another risk is a weaker half for earnings after a strong first half, which could also lead to a reset. On the political front, uncertainty certainly abounds as the prospects for significant tax cuts, infrastructure spending and financial reform continue to dim. In 18 of the last 20 years we have had a greater than 10% pullback during the calendar year. The market hasn't seen this since February 2016. While we are by no means calling a turn in the market, we do expect market volatility to rise and valuations to come down. Volatility will be a positive for active management in our view. It will increase the spread between the best and worst stocks and reduce the appetite for passive investments.

The characteristics leading the market have generally not been friendly for us. Active small-cap managers have been crushed over the trailing one-year period, particularly value managers. Although we think we can overcome active management headwinds over the long-term, we were not immune to the underperformance during this period. As we look forward to greater variation of stock returns, we believe this improved environment for active management will benefit investors in the least efficient asset classes where we operate. In any event, the days of above average returns with little risk are clearly numbered and we believe we are well positioned to benefit going forward.

We thank you for your continued support.
15

ACUITAS US MICROCAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) JUNE 30, 2017

Best Regards,
Christopher Tessin

IMPORTANT RISKS AND DISCLOSURE:
Equity stocks of microcap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this report were those of the Fund managers as of June 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.
16

ACUITAS US MICROCAP FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) JUNE 30, 2017
The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Acuitas US Microcap Fund (the "Fund") compared with the performance of the benchmark, Russell Microcap® Index ("Russell Microcap"), since inception. The Russell Microcap is an unmanaged index that measures the performance of the microcap segment of the US equity market, which consists of the smallest 1,000 securities in the Russell 2000® Index and the next 1,000 smallest eligible securities by market capitalization. The total return of the Russell Microcap includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Microcap does not include expenses. The Fund is professionally managed, while the Russell Microcap is unmanaged and is not available for investment.
Comparison of Change in Value of a $100,000 Investment
Acuitas US Microcap Fund vs. Russell Microcap Index

Average Annual Total Returns Periods Ended June 30, 2017	One Year	Since Inception (July 18, 2014)
Acuitas US Microcap Fund	22.21%	9.82%
Russell Microcap Index	27.61%	8.37%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 805-5628. Shares redeemed within 60 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional and Investor Shares are 2.06% and 2.31%, respectively. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.70% and 1.95% for Institutional and Investor Shares, respectively, through November 30, 2017. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Board and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of a class to exceed the (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
17

ACUITAS US MICROCAP FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value
Common Stock - 97.3%
Consumer Discretionary - 15.6%
60,440	America's Car-Mart, Inc. (a)	$2,351,116
44,100	Beazer Homes USA, Inc. (a)	605,052
13,900	Big 5 Sporting Goods Corp.	181,395
21,000	Bridgepoint Education, Inc. (a)	309,960
25,718	Carriage Services, Inc.	693,357
7,000	Century Communities, Inc. (a)	173,600
13,710	Conn's, Inc. (a)	261,861
15,939	CRA International, Inc.	578,904
103,785	Crown Crafts, Inc.	716,117
75,493	Entravision Communications Corp., Class A	498,254
43,135	Horizon Global Corp. (a)	619,419
18,300	K12, Inc. (a)	327,936
10,300	Lifetime Brands, Inc.	186,945
18,900	M/I Homes, Inc. (a)	539,595
10,600	MarineMax, Inc. (a)	207,230
9,400	Perry Ellis International, Inc. (a)	182,924
5,021	Red Robin Gourmet Burgers, Inc. (a)	327,620
15,975	Saga Communications, Inc., Class A	730,856
10,500	Stoneridge, Inc. (a)	161,805
14,200	The Marcus Corp.	428,840
77,659	TravelCenters of America, LLC (a)	318,402
22,599	William Lyon Homes, Class A (a)	545,540
15,459	Winmark Corp.	1,993,438
12,000	Winnebago Industries, Inc.	420,000
38,600	ZAGG, Inc. (a)	333,890
		13,694,056
Consumer Staples - 1.4%
12,732	Core-Mark Holding Co., Inc.	420,920
3,500	John B Sanfilippo & Son, Inc. (a)	220,885
6,600	Medifast, Inc.	273,702
10,682	Omega Protein Corp.	191,208
4,800	Seneca Foods Corp., Class A (a)	149,040
		1,255,755
Energy - 4.6%
124,400	Abraxas Petroleum Corp. (a)	201,528
19,200	Archrock, Inc.	218,880
44,800	Cloud Peak Energy, Inc. (a)	158,144
31,200	Dawson Geophysical Co. (a)	122,304
56,525	Natural Gas Services Group, Inc. (a)	1,404,646
81,577	Newpark Resources, Inc. (a)	599,591
25,800	Renewable Energy Group, Inc. (a)	334,110
32,700	SunCoke Energy, Inc. (a)	356,430
32,279	Unit Corp. (a)	604,586
		4,000,219
Financial Services - 17.6%
37,400	Arbor Realty Trust, Inc. REIT	311,916
23,000	Ashford Hospitality Prime, Inc. REIT	236,670
157,795	Atlas Financial Holdings, Inc. (a)	2,351,145
16,100	Berkshire Hills Bancorp, Inc.	565,915
20,675	Cass Information Systems, Inc.	1,357,107
15,900	Central Valley Community Bancorp	352,344
9,000	Cherry Hill Mortgage Investment Corp. REIT	166,230
26,900	Crawford & Co., Class B	250,170
2,991	Diamond Hill Investment Group, Inc. (a)	596,405
16,200	Enterprise Financial Services Corp.	660,960
10,400	Federal Agricultural Mortgage Corp.	672,880
16,700	Financial Institutions, Inc.	497,660
6,400	First Connecticut Bancorp, Inc.	164,160
12,600	First Defiance Financial Corp.	663,768
Shares	Security Description	Value
10,400	First Internet Bancorp	$291,720
11,500	Flushing Financial Corp.	324,185
43,940	Fortress Transportation & Infrastructure Investors, LLC	700,404
10,178	Health Insurance Innovations, Inc., Class A (a)	239,183
14,500	Horizon Bancorp	382,075
23,900	MainSource Financial Group, Inc.	800,889
5,700	Meta Financial Group, Inc.	507,300
17,000	MTGE Investment Corp. REIT	319,600
65,459	NMI Holdings, Inc., Class A (a)	749,506
35,200	OFG Bancorp	352,000
11,400	Old Line Bancshares, Inc.	321,252
19,200	Peapack Gladstone Financial Corp.	600,768
14,500	PennyMac Financial Services, Inc., Class A (a)	242,150
13,950	Premier Financial Bancorp, Inc.	287,509
47,198	Pzena Investment Management, Inc., Class A	479,532
		15,445,403
Health Care - 20.2%
6,659	Aclaris Therapeutics, Inc. (a)	180,592
78,300	Addus HomeCare Corp. (a)	2,912,760
4,500	Almost Family, Inc. (a)	277,425
21,968	AMAG Pharmaceuticals, Inc. (a)	404,211
29,100	Applied Genetic Technologies Corp. (a)	148,410
28,300	Ardelyx, Inc. (a)	144,330
30,979	Avadel Pharmaceuticals PLC, ADR (a)	341,698
4,500	BioSpecifics Technologies Corp. (a)	222,795
39,884	BioTelemetry, Inc. (a)	1,334,120
16,900	Calithera Biosciences, Inc. (a)	250,965
30,739	Capital Senior Living Corp. (a)	467,540
17,600	ChemoCentryx, Inc. (a)	164,736
56,956	Cross Country Healthcare, Inc. (a)	735,302
24,890	Dynavax Technologies Corp. (a)	240,189
5,700	Enanta Pharmaceuticals, Inc. (a)	205,086
60,500	Enzo Biochem, Inc. (a)	667,920
14,453	Fluidigm Corp. (a)	58,390
50,319	Fortress Biotech, Inc. (a)	239,015
67,400	Harvard Bioscience, Inc. (a)	171,870
3,200	Heska Corp. (a)	326,624
85,200	MEI Pharma, Inc. (a)	203,628
25,524	National Research Corp., Class A	686,596
18,219	National Research Corp., Class B	867,498
101,458	NeoGenomics, Inc. (a)	909,064
43,395	Neos Therapeutics, Inc. (a)	316,783
37,900	OraSure Technologies, Inc. (a)	654,154
7,701	Paratek Pharmaceuticals, Inc. (a)	185,594
23,700	Progenics Pharmaceuticals, Inc. (a)	160,923
14,402	Repligen Corp. (a)	596,819
38,876	SeaSpine Holdings Corp. (a)	447,852
9,270	Supernus Pharmaceuticals, Inc. (a)	399,537
93,279	Tandem Diabetes Care, Inc. (a)	74,623
28,830	Utah Medical Products, Inc.	2,087,292
10,900	Versartis, Inc. (a)	190,205
33,753	ViewRay, Inc. (a)	218,382
10,377	Xencor, Inc. (a)	219,058
		17,711,986
Materials & Processing - 6.0%
13,025	Chase Corp.	1,389,767
26,615	Culp, Inc.	864,988
25,103	KMG Chemicals, Inc.	1,221,763
6,700	Patrick Industries, Inc. (a)	488,095
38,099	Quanex Building Products Corp.	805,794

See Notes to Financial Statements.	18

ACUITAS US MICROCAP FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value
5,895	US Concrete, Inc. (a)	$463,052
		5,233,459
Producer Durables - 17.6%
6,400	Argan, Inc.	384,000
29,400	Casella Waste Systems, Inc. (a)	482,454
12,200	Columbus McKinnon Corp.	310,124
18,000	Commercial Vehicle Group, Inc. (a)	152,100
32,700	Control4 Corp. (a)	641,247
12,800	Ducommun, Inc. (a)	404,224
21,427	DXP Enterprises, Inc. (a)	739,231
14,900	Global Brass & Copper Holdings, Inc.	455,195
14,565	GP Strategies Corp. (a)	384,516
98,893	Graham Corp.	1,944,236
81,055	Great Lakes Dredge & Dock Corp. (a)	348,537
9,200	Heidrick & Struggles International, Inc.	200,100
31,223	Kornit Digital, Ltd. (a)	604,165
8,700	Lydall, Inc. (a)	449,790
9,794	Marten Transport, Ltd.	268,356
32,480	SP Plus Corp. (a)	992,264
58,720	Thermon Group Holdings, Inc. (a)	1,125,662
168,175	Transcat, Inc. (a)	2,043,326
20,264	Tutor Perini Corp. (a)	582,590
79,929	UFP Technologies, Inc. (a)	2,261,991
14,000	Vectrus, Inc. (a)	452,480
5,100	VSE Corp.	229,398
		15,455,986
Technology - 13.3%
123,705	American Software, Inc., Class A	1,272,925
55,200	AXT, Inc. (a)	350,520
36,900	Blucora, Inc. (a)	782,280
34,637	CalAmp Corp. (a)	704,170
34,334	Callidus Software, Inc. (a)	830,883
31,854	Carbonite, Inc. (a)	694,417
18,510	Clearfield, Inc. (a)	244,332
21,700	Cohu, Inc.	341,558
58,500	DHI Group, Inc. (a)	166,725
58,200	Extreme Networks, Inc. (a)	536,604
38,634	Five9, Inc. (a)	831,404
24,700	Kimball Electronics, Inc. (a)	445,835
101,200	Limelight Networks, Inc. (a)	292,468
29,400	MagnaChip Semiconductor Corp. (a)	288,120
19,700	Nova Measuring Instruments, Ltd. (a)	435,173
14,800	Novanta, Inc (a)	532,800
16,700	PCM, Inc. (a)	313,125
35,460	PDF Solutions, Inc. (a)	583,317
18,974	Perficient, Inc. (a)	353,675
26,400	Rudolph Technologies, Inc. (a)	603,240
44,628	The Meet Group, Inc. (a)	225,372
40,567	TrueCar, Inc. (a)	808,500
		11,637,443
Utilities - 1.0%
71,900	Atlantic Power Corp. (a)	172,560
47,622	Boingo Wireless, Inc. (a)	712,425
		884,985
Total Common Stock (Cost $70,369,150)		85,319,292
Investment Companies - 0.7%
7,887	SPDR S&P Biotech ETF (Cost $440,138)	608,718
Money Market Fund - 2.5%
2,220,330	BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares, 0.86% (b) (Cost $2,220,330)	2,220,330
		Value
Total Investments - 100.5% (Cost $73,029,618)*		$88,148,340
Other Assets & Liabilities, Net – (0.5)%		(458,011)
Net Assets – 100.0%		$87,690,329

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LLC	Limited Liability Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2017.

*  Cost for federal income tax purposes is $73,518,469 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,977,291
Gross Unrealized Depreciation	(3,347,420)
Net Unrealized Appreciation	$14,629,871

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$85,928,010
Level 2 - Other Significant Observable Inputs	2,220,330
Level 3 - Significant Unobservable Inputs	-
Total	$88,148,340

The Level 1 value displayed in this table is Common Stock and Investment Companies. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended June 30, 2017.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	15.5%
Consumer Staples	1.4%
Energy	4.6%
Financial Services	17.5%
Health Care	20.1%
Materials & Processing	6.0%
Producer Durables	17.5%
Technology	13.2%
Utilities	1.0%
Investment Companies	0.7%
Money Market Fund	2.5%
100.0%

See Notes to Financial Statements.	19

ACUITAS US MICROCAP FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
. Total investments, at value (Cost $73,029,618)	$88,148,340
Receivables:
Fund shares sold	16,916
Investment securities sold	1,065,621
Dividends	64,194
Prepaid expenses	16,938
Total Assets	89,312,009

LIABILITIES
Payables:
Investment securities purchased	1,477,806
Accrued Liabilities:
Investment adviser fees	95,684
Trustees' fees and expenses	150
Fund services fees	11,204
Other expenses	36,836
Total Liabilities	1,621,680

NET ASSETS	$87,690,329

COMPONENTS OF NET ASSETS
Paid-in capital	$71,542,844
Accumulated net investment loss	(424,621)
Accumulated net realized gain	1,453,384
Net unrealized appreciation	15,118,722
NET ASSETS	$87,690,329
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,977,838
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.57
*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	20

ACUITAS US MICROCAP FUND STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,114) .	$730,843
Total Investment Income	730,843

EXPENSES
Investment adviser fees	1,109,870
Fund services fees	171,762
Shareholder service fees	78,907
Custodian fees	20,006
Registration fees	23,074
Professional fees	38,346
Trustees' fees and expenses	5,622
Other expenses	29,855
Total Expenses	1,477,442
Fees waived and expenses reimbursed	(129,741)
Net Expenses	1,347,701

NET INVESTMENT LOSS	(616,858)

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	2,584,475
Net change in unrealized appreciation on investments	13,037,255
NET REALIZED AND UNREALIZED GAIN	15,621,730
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,004,872
See Notes to Financial Statements.	21

ACUITAS US MICROCAP FUND STATEMENTS OF CHANGES IN NET ASSETS

June 30, 2017	#	42916 #	#	42551
		For the Year Ended June 30, 2017		For the Year Ended June 30, 2016
OPERATIONS
Net investment loss		$(616,858)		$(367,344)
Net realized gain		2,584,475		585,868
Net change in unrealized appreciation (depreciation)		13,037,255		(1,260,186)
Increase (Decrease) in Net Assets Resulting from Operations		15,004,872		(1,041,662)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain		(754,553)		(1,484,015)

CAPITAL SHARE TRANSACTIONS
Sale of shares		20,667,507		36,653,017
Reinvestment of distributions		751,682		1,477,485
Redemption of shares		(14,136,349)		(7,272,073)
Redemption fees		1,256		511
Increase in Net Assets from Capital Share Transactions		7,284,096		30,858,940
Increase in Net Assets		21,534,415		28,333,263

NET ASSETS
Beginning of Year		66,155,914		37,822,651
End of Year (Including line (a))		$87,690,329		$66,155,914

SHARE TRANSACTIONS
Sale of shares		1,728,178		3,583,875
Reinvestment of distributions		60,473		144,710
Redemption of shares		(1,181,991)		(713,664)
Increase in Shares		606,660		3,014,921

(a) Accumulated net investment loss		$(424,621)		$(201,550)

See Notes to Financial Statements.	22

ACUITAS US MICROCAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	July 18, 2014 (a) through June 30, 2015
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.38	$11.27	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	2.39	(0.41)	1.34
Total from Investment Operations	2.30	(0.49)	1.27
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.11)	(0.40)	—
REDEMPTION FEES (b)	— (c)	— (c)	—	(c)
NET ASSET VALUE, End of Period	$12.57	$10.38	$11.27
TOTAL RETURN	22.21%	(4.27)%	12.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$87,690	$66,156	$37,823
Ratios to Average Net Assets:
Net investment loss	(0.78)%	(0.80)%	(0.74	)%(e)
Net expenses	1.70%	1.70%	1.70	%(e)
Gross expenses (f)	1.86%	2.04%	2.37	%(e)
PORTFOLIO TURNOVER RATE	50%	52%	58	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	23

ACUITAS FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 1. Organization
Acuitas International Small Cap Fund and Acuitas US Microcap Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds II (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares.  As of June 30, 2017, Investor Shares had not commenced operations. Each Fund seeks capital appreciation. Each Fund commenced operations on July 18, 2014.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
24

ACUITAS FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
25

ACUITAS FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Funds, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Acuitas Investments, LLC (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 1.20% and 1.40% of the average daily net assets of Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively.
Each sub-advisory fee, calculated as a percentage of each Fund's average daily net assets managed by each sub-adviser, is paid by the Adviser.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds have adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees' fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.50% and Investor Shares to 1.75% through November 1, 2017, for Acuitas International Small Cap Fund. The Adviser has also contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.70% and Investor Shares to 1.95% through November 1, 2017, for Acuitas US Microcap Fund. Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the year ended June 30, 2017, the fees waived and/or reimbursed expenses were as follows:
26

ACUITAS FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
Acuitas International Small Cap Fund	$223,002	$16,008	$239,010
Acuitas US Microcap Fund	110,228	19,513	129,741

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the net annual fund operating expenses of each Fund class to exceed the expense cap in place at the time the fees were waived. As of June 30, 2017, $775,529 and $393,963 are subject to recapture by the Adviser for the Acuitas International Small Cap Fund and the Acuitas US Microcap Fund, respectively.

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended June 30, 2017, were as follows:
	Purchases	Sales
Acuitas International Small Cap Fund	$45,093,790	$47,735,620
Acuitas US Microcap Fund	46,171,694	38,848,943

Note 6. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Total
Acuitas International Small Cap Fund
2017	$871,425	$-	$871,425
2016	1,348,810	-	1,348,810
Acuitas US Microcap Fund
2017	-	754,553	754,553
2016	803,571	680,444	1,484,015

As of June 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Acuitas International Small Cap Fund	$1,432,804	$-	$(2,900,496)	$2,811,403	$1,343,711
Acuitas US Microcap Fund	-	1,925,724	(408,110)	14,629,871	16,147,485

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to currency contracts, investments in passive foreign investment companies ("PFIC") and wash sales in the Acuitas International Small Cap Fund and investments in PFICs, equity return of capital, partnership pass-through income, partnership distributions, partnership sale adjustments and wash sales in the Acuitas US Microcap Fund.
As of June 30, 2017, the Acuitas International Small Cap Fund had $2,059,458 of available short-term capital loss carryforwards and $841,038 of available long-term capital loss carryforwards that have no expiration date.
For tax purposes, the current late year ordinary loss was $408,110 (realized during the period January 1, 2017 through June 30, 2017) for Acuitas US Microcap Fund. This loss will be recognized for tax purposes on the first business day of the Fund's next fiscal year, July 1, 2017.
27

ACUITAS FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2017. The following reclassifications were the result of currency gains (losses), reclassification of income and PFIC gains (losses) in the Acuitas International Small Cap Fund and REIT distributions, partnership tax adjustments, equity return of capital distributions, net investment losses offsetting short term capital gains, and unused net investment losses in the Acuitas US Microcap Fund and have no impact on the net assets of each Fund.
	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in-Capital
Acuitas International Small Cap Fund	$258,671	$(258,671)	$-
Acuitas US Microcap Fund	393,787	(43,313)	(350,474)

Note 7. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds' financial statements and related disclosures.

Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II
and the Shareholders of Acuitas International Small Cap Fund
and Acuitas US Microcap Fund

We have audited the accompanying statements of assets and liabilities of Acuitas International Small Cap Fund and Acuitas US Microcap Fund, each a series of shares of beneficial interest in Forum Funds II (the "Funds"), including the schedules of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period July 18, 2014 (commencement of operations) through June 30, 2015.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acuitas International Small Cap Fund and Acuitas US Microcap Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the two-year period then ended and the period July 18, 2014 through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
August 28, 2017
29

ACUITAS FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Investment Advisory Agreement Approval
At the June 16, 2017 Board meeting (the "June meeting"), the Board, including the Independent Trustees, met in person and considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the "Advisory Agreement") and the subadvisory agreements between the Adviser and each of Advisory Research Inc, Algert Global, LLC, DePrince, Race, & Zollo, Inc. (with respect to the Acuitas International Small Cap Fund), and ClariVest Asset Management, LLC, Falcon Point Capital, LLC, and WCM Investment Management (with respect to the Acuitas U.S. Microcap Fund) (each a "Subadviser") (the "Subadvisory Agreements"). In preparation for the June meeting, the Board was presented with a range of information to assist in its deliberations. The Board requested and reviewed written responses from the Adviser and each Subadviser to a letter circulated on the Board's behalf concerning the personnel, operations, financial condition, performance, compensation, and services provided to the Fund by the Adviser and each Subadviser. During its deliberations, the Board received an oral presentation from the Adviser and discussed the materials with the Adviser, independent legal counsel to the Independent Trustees ("Independent Legal Counsel"), and, as necessary, with the Trust's administrator, Atlantic Fund Services. The Independent Trustees also met in executive session with Independent Legal Counsel while deliberating.

At the June meeting, the Board reviewed, among other matters, the topics discussed below.

Nature, Extent and Quality of Services

Based on written materials received and the presentation from personnel of the Adviser regarding the operations of the Adviser and each Subadviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement and by each Subadviser under the respective Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and each Subadviser with principal responsibility for the Funds' investments; the investment philosophy and decision-making process of the Adviser's and Subadvisers' investment professionals; the quality of the Adviser's and Subadvisers' services with respect to regulatory compliance; and the Adviser's and each Subadviser's representations that each firm is in a stable financial condition to allow each firm to provide quality advisory services to the Funds. The Board also considered the Adviser's analysis of and recommendation to approve the continuance of the Subadvisory Agreements with the Subadvisers. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser under the Advisory Agreement and by each Subadviser under the respective Subadvisory Agreements.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, including the investment objective and strategy of each Fund and the Adviser's discussion of the performance of each of the Subadvisers, the Board reviewed the performance of the Microcap Fund and International Small Cap Fund compared to their respective benchmarks. The Board observed that the Funds underperformed their primary benchmark indices, the Russell Microcap Index and the Russell Global ex-US Small Cap Index, respectively, for the one-year period ended March 31, 2017, and that the International Small Cap Fund underperformed, and the Microcap outperformed, their respective primacy benchmarks indices, for the period since the Funds' inception on July 18, 2014.

The Board also considered the Funds' performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge"). The Board observed that the Microcap Fund outperformed the median of its Broadridge peers for the one-year period ended March 31, 2017. The Board observed that the International Small Cap Fund underperformed the median of its Broadridge peers for the one-year period ended March 31, 2017.

The Board noted the Adviser's representation that, with respect to the International Small Cap Fund, the underperformance relative to the benchmark index and peer group could be attributed, in part, to underweight exposure to certain countries that generated superior performance during the period. The Board also noted the Adviser's representation that, with respect to the Microcap Fund, the underperformance relative to the benchmark index could be attributed, in part, to sector allocation within the Fund, as certain sectors in the index outperformed other index constituents during the period. The Board further noted the

30

ACUITAS FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Adviser's representation that the Funds were designed for long-term performance and were well-positioned to generate superior performance in the future.

The Board also noted the Adviser's concern that the Funds' Broadridge peer groups were not an optimal representation of each Fund's investment strategy. The Adviser compared each Fund's performance to that of a group of peer funds identified by the Adviser as being a more optimal comparison ("Comparable Funds"). The Board observed that each Fund's performance was more closely aligned with the performance of the respective Comparable Funds than the performance of the respective Broadridge peer group for the one-year period ended March 31, 2017.

The Board also evaluated the Adviser's assessment of each Subadviser's performance, noting that the Adviser had expressed satisfaction with the performance of each Subadviser and that the Adviser had recommended the continuance of each of the Subadvisory Agreements. The Board acknowledged the Adviser's representation that the different Subadvisers could be expected to achieve different performance results in light of the differences in their strategies, allocated assets, and market environment. The Board also considered the Adviser's explanation that, standing alone, no Subadviser should necessarily be expected to perform in line with broader market indices or benchmarks. In this regard, the Board noted that the Adviser emphasized its responsibility for allocating each Fund's assets among Subadvisers on an ongoing basis in order to achieve the applicable Fund's investment objective. In view of the respective roles of the Adviser and Subadvisers, the Board determined that it was appropriate to evaluate the individual performance achieved by each Subadviser as it contributed to the performance of the Fund as a whole. Based on the foregoing, the Board concluded that each Fund and their respective shareholders could benefit from the Adviser's management under the Advisory Agreement.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of the Funds' Broadridge peers. The Board noted that, based on the information provided by Broadridge, the actual advisory fee for the International Small Cap Fund was less than the median of its Broadridge peers, though the actual total expenses were higher than the median of the Broadridge peers, and that the actual advisory fee and actual total expenses for the Microcap Fund were each higher than the median of its Broadridge peers. The Board considered the Adviser's representation that the fees and expenses of the Funds were more in line with the fees and expenses of the Comparable Funds. In addition, the Board noted the Adviser's representations that the Funds are multi-manager funds with several sub-advisers, which was not the case for all of the Broadridge peers, and that the Broadridge peers were weighted toward small cap managers with lower fees than microcap managers. Based on the foregoing, the Board concluded that the advisory fees paid to the Adviser by the Funds appeared to be reasonable in light of the nature, extent and quality of services provided by the Adviser and Subadvisers.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser's resources devoted to the Funds, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activity, including the percentage and amount of the Adviser's fee that the Adviser retained and the percentage and amount of the Adviser's fee that was paid to the Subadvisers. The Board noted that the Adviser does not maintain separate profit and loss data by account, making it difficult to assess costs incurred specific to providing services to the Funds.  Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Funds did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser.

The Board did not consider information regarding the costs of services provided or profits realized by the Subadvisers from their relationships with the Funds, noting instead the arms-length nature of the relationship between the Adviser and each Subadviser with respect to the negotiation of the subadvisory fee rate on behalf of the Funds and that the Adviser, and not the Funds, was responsible for paying the subadvisory fee due under each Subadvisory Agreement.

31

ACUITAS FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Economies of Scale

The Board considered whether the Funds are benefitting, or would benefit in the future, from any economies of scale. In this respect, the Board noted the Adviser's representation that the Funds were benefitting from expenses subsidized by the Adviser. The Board noted the Adviser's representation that, although the Funds could continue to benefit from economies of scale as assets grow, the Adviser was not proposing breakpoints in the advisory fee at this time. Based on the foregoing representations and the size of the Funds, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In addition, various materials provided to and discussed with the Board throughout the year, including with respect to performance and compliance, also informed the Board's decision. In light of the fact that the Funds are multi-manager Funds, however, for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Funds' investment objectives, when considering the renewal of the Subadvisory Agreements, the Board gave significant weight to the Adviser's recommendation that the Subadvisory Agreements be renewed and to the Adviser's representation that the reappointment of the Subadvisers would positively contribute to the Adviser's successful execution of each Fund's overall strategy. The Board reviewed a memorandum from Independent Legal Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and each Subadvisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board, in the exercise of its reasonable business judgment, approved the continuation of the Advisory Agreement and each Subadvisory Agreement.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (844) 805-5628 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 805-5628 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.
32

ACUITAS FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2017	June 30, 2017	Period*	Ratio*
Acuitas International Small Cap Fund
Institutional Shares
Actual	$1,000.00	$1,108.55	$7.84	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Acuitas US Microcap Fund
Institutional Shares
Actual	$1,000.00	$1,011.27	$8.48	1.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50	1.70%

*
Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Acuitas International Small Cap Fund designates 62.75% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 805-5628.

33

ACUITAS FUNDS ADDITIONAL INFORMATION (Unaudited) JUNE 30, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company) 2005-2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	23	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	23	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	23	Trustee, U.S. Global Investors Funds
John Y. Keffer[2] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

34

FOR MORE INFORMATION

INVESTMENT ADVISER
Acuitas Investments, LLC
520 Pike Street, Suite 1221
Seattle, WA 98101
www.acuitasinvestments.com

TRANSFER AGENT
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND
P.O. Box 588
Portland, ME 04112
(844) 805-5628

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

220-ANR-0617

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- "interested" Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Act")), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,400 in 2016 and $31,500 in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2016 and $6,000 in 2017.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series").  In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	August 18, 2017

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	August 18, 2017